LORD ABBETT STOCK APPRECIATION FUND

Supplement dated July 27, 2012

to the Prospectus dated December 1, 2011

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1.	Effective August 1, 2012, the following replaces the subsection titled “Management – Portfolio Managers” on page 7 of the prospectus:

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, Partner and Director	2012

2.	Effective August 1, 2012, the following replaces the subsection titled “Management and Organization of the Fund – Portfolio Managers” on page 13 of the prospectus:

Portfolio Manager. The Fund is managed by an experienced portfolio manager responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

The team is headed by F. Thomas O’Halloran, Partner and Director, who joined Lord Abbett in 2001. Mr. O’Halloran is jointly and primarily responsible for the day-to-day management of the Fund and has been a member of the team since 2012.

Please retain this document for your future reference.